[Letterhead of Metris Receivables, Inc.]





                                                             June 20, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


                                    Re:              Metris Master Trust
                                                     Form 8-K


Ladies and Gentlemen:

              Attached, on behalf of Metris Master Trust (the "Trust") and Metris Receivables, Inc. as originator of the Trust (together, the "Registrants"), is the Registrants' Form 8-K being filed pursuant to the Securities Exchange Act of 1934, as amended, and the rules thereunder.

                        Very truly yours,

                        By: /s/ RALPH A. THAN
                            -----------------
                           Name: Ralph A. Than
                           Title:         Senior Vice President and Treasurer




Attachment









                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 4, 2002


                               Metris Master Trust
                            Metris Receivables, Inc.
                     (Originator of the Metris Master Trust)

             (Exact name of registrant as specified in its charter)




            Delaware                   333-76047                41-1810301
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
         of Incorporation)                                Identification Number)


 10900 Wayzata Boulevard, Room 723, Minnetonka, Minnesota             55305
             (Address of Principal Executive Office)                (Zip Code)


Registrant's telephone number, including area code (952) 417-5645



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On June 4, 2002 the Metris Master Trust issued its Class A Floating Rate Asset Backed Securities, Series 2002-4 and its Class B Asset Backed Securities, Series 2002-4.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.1.

         Exhibit 4.1 Series 2002-4 Supplement dated as of June 4, 2002.

Item 8.           Not Applicable.

Item 9.           Not Applicable.





                           SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           METRIS RECEIVABLES, INC.
                           as Transferor, on behalf of the
                           Metris Master Trust


                           By: /s/ RALPH A. THAN
                               -----------------
                           Name:     Ralph A. Than
                           Title:    Senior Vice President and Treasurer

June 20, 2002










                                                             EXHIBIT INDEX


Exhibit                    Description


Exhibit 4.1                Series 2002-4 Supplement dated as of June 4, 2002.